SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2010

ORIENT PETROLEUM AND ENERGY INC.
(Exact name of small business issuer as specified in its charter)

NEVADA	333-148098	20-5240593
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1 Xingqing Road, Cuiting Plaza, Suite 2201
Xi’an, Shaanxi Province
People’s Republic of China 710032
 (Address of Principal Executive Offices)

(86) 29-83213199
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)	Dismissal of Registrant’s Certifying Accountant

Effective October 16, 2010, LBB & Associates Ltd., LLP (“LBB”) was dismissed as the Registrant’s certifying independent accountant engaged to audit the Registrant’s financial statements. LBB was engaged as auditors to the Registrant for the fiscal year ended May 31, 2010.

LBB’s report on the Registrant’s financial statements for the two fiscal years ended May 31, 2010 and 2009 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Prior to their dismissal, there were no disagreements with LBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of LBB would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant requested LBB to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Registrant regarding LBB.  A copy of the letter by LBB is attached as Exhibit 16.1 to this Form 8-K.

(b)	Appointment of Registrant’s New Certifying Accountant

Effective on October 16, 2010, BDO Limited (“BDO”), whose address is 25th Floor, Wing On Centre, 111 Connaught Road Central, Hong Kong, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements.

Prior to engaging BDO, the Registrant had not consulted BDO regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements or a reportable event, nor did the Registrant consult with BDO regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of LBB as the Registrant’s certifying independent accountant and the engagement of BDO as its new certifying independent accountant were both approved by our board of directors.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from LBB Limited dated October 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 19, 2010	Orient Petroleum and Energy, Inc. (Registrant)

	By:	/s/ Anping Yao
Anping Yao
Chief Executive Officer